Exhibit 99.1

Alere Inc.

LETTER OF TRANSMITTAL

For Tender of All Outstanding 7.250% Senior Notes Due 2018

Issued on December 11, 2012 in a Transaction Exempt

from Registration under the Securities Act of 1933, as Amended

(CUSIP Nos: 01449J AF2, 01449J AG0 and U01457 AB3)

In Exchange For

7.250% Senior Notes Due 2018

(CUSIP No: 01449J AH8)

Which Have Been Registered Under the Securities Act of 1933, as Amended

Pursuant to the Prospectus Dated July 8, 2013

The Exchange Offer and Withdrawal Rights Will Expire

at 5:00 p.m., New York City Time,

On August 8, 2013, Unless the Exchange Offer is Extended

The Exchange Agent (the “Exchange Agent”) for the Exchange Offer is:

The Bank of New York Mellon Trust Company, N.A.

By Mail, Hand or Overnight Courier:

The Bank of New York Mellon Trust Company, N.A.

c/o BNY Mellon, Corporate Trust Reorg.

Attention: Christopher Landers

111 Sanders Creek Parkway

East Syracuse, NY 13057

By Facsimile:

(732) 667-9408

For Information or Confirmation by Telephone:

(315) 414-3362

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION THEREOF TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

This Letter of Transmittal is being furnished by Alere Inc., a Delaware corporation (the “Issuer”), in connection with its offer to exchange its 7.250% Senior Notes due 2018 (the “Old Notes”) that were issued and sold on December 12, 2012 in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), under that certain indenture dated August 11, 2009 (the “Base Indenture”), between the Issuer and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by a fifteenth supplemental indenture dated December 11, 2012, by and among the Issuer, the Guarantors named therein, as guarantors, and The Bank of New York Mellon Trust Company, N.A., as trustee, as further supplemented by a sixteenth supplemental indenture dated April 3, 2013, by and among the Issuer, the Guarantors named therein, as guarantors, and The Bank of New York Mellon Trust Company, N.A., as trustee, and as may be further supplemented from time to time (the Base Indenture, as so supplemented, the “Indenture”), for like amounts of its newly issued 7.250% Senior Notes due 2018, which have been registered under the Securities Act (the “New Notes”). The New Notes will be issued as “additional notes” under the Indenture.

The prospectus dated July 8, 2013 (as amended and supplemented from time to time, the “Prospectus”) and this Letter of Transmittal and the instructions hereto (the “Letter of Transmittal”) together constitute the Issuer’s offer (the “Exchange Offer”) to exchange Old Notes, of which $450.0 million aggregate principal amount is outstanding, for a like amount of New Notes, which will be issued as “additional notes” under the Pre-existing Notes Indenture, upon the terms and subject to the conditions set forth in the Prospectus. For each Old Note accepted for exchange, the holder will receive a New Note having a principal amount equal to that of the surrendered Old Note.

The Exchange Offer and withdrawal rights will expire at 5:00 p.m., New York City time (the “Expiration Time”), on August 8, 2013 (the “Expiration Date”), unless the offer is extended to a later time or date, in which case the Expiration Time and Expiration Date shall be such later time and date, respectively. All other capitalized terms used but not defined herein shall have the same meanings given them in the Prospectus.

The Issuer reserves the right, at any time and from time to time, to extend the Exchange Offer in its sole discretion. The Issuer shall notify the holders of the Old Notes of any extension by means of a press release or other public announcement before 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

This Letter of Transmittal is to be used if (i) certificates for Old Notes are to be physically delivered to the Exchange Agent herewith by holders, (ii) tender of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) through DTC’s Automated Tender Offer Program (“ATOP”), pursuant to the procedures set forth in the Prospectus under “The Exchange Offer—Procedures for Tendering Old Notes—Tender of Old Notes through DTC” and “—Book-Entry Transfer,” by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes, unless an Agent’s Message (as defined in Instruction 2) is transmitted in lieu hereof, or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer—Procedures for Tendering Old Notes,” unless an Agent’s Message is transmitted in lieu hereof. Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The term “holder” as used herein means any person in whose name Old Notes are registered on the books of the Issuer or any other person who has obtained a properly completed bond power from the registered holder or any person whose name appears on a security position listing provided by DTC as an owner of Old Notes.

Holders of Old Notes who wish to tender their Old Notes must, before the Expiration Time: (i) complete, sign and deliver this Letter of Transmittal, or a facsimile hereof, to the Exchange Agent, in person or to the address set forth above, unless an Agent’s Message is transmitted in lieu hereof; and (ii) tender (and not withdraw) his or her Old Notes or, if a tender of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, confirm such book-entry transfer (a “Book-Entry Confirmation”), in each case in accordance with the procedures for tendering described in the instructions to this Letter of Transmittal. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or a Book-Entry Confirmation and all other documents required by this Letter of Transmittal to be delivered to the Exchange Agent before the Expiration Time, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer—Procedures for Tendering Old Notes—Guaranteed Delivery.” (See Instruction 2).

Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the Old Notes validly tendered and not withdrawn and the issuance of the New Notes will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, the Issuer shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Issuer has given oral (promptly confirmed in writing) or written notice thereof to the Exchange Agent.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT AT (412) 236-1201 OR AT ITS ADDRESS SET FORTH ABOVE. (SEE INSTRUCTION 12).

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE BOX 1, BOX 2 AND BOX 4 AND SIGN THIS LETTER OF TRANSMITTAL IN BOX 4 AND COMPLY WITH ALL OF ITS TERMS, UNLESS AN AGENT’S MESSAGE IS TRANSMITTED IN LIEU HEREOF.

Box 1: Tender of Old Notes

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU HEREOF TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR, IF GUARANTEED DELIVERY PROCEDURES ARE TO BE COMPLIED WITH, A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT BEFORE THE EXPIRATION TIME.

☐	CHECK HERE IF CERTIFICATES REPRESENTING THE TENDERED OLD NOTES ARE ENCLOSED WITH THIS LETTER OF TRANSMITTAL.

☐	CHECK HERE IF OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent before the Expiration Time may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer—Procedures for Tendering Old Notes—Guaranteed Delivery.” (See Instruction 2).

☐	CHECK HERE IF OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY SENT TO THE EXCHANGE AGENT BEFORE THE DATE HEREOF AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Holder(s):

Date of Execution of Notice of Guaranteed Delivery:

Transaction Code Number:

Name of Eligible Institution which Guaranteed Delivery:

IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF YOU ARE A “PARTICIPATING BROKER-DEALER” (AS DEFINED BELOW) AND WISH TO RECEIVE COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO AND COMPLETE THE FOLLOWING:

Name:

Address:

Box 2: Description of Old Notes Tendered

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Notes must be in minimum denominations of $2,000 of principal amount and integral multiples of $1,000 in excess thereof. No alternative, conditional or contingent tenders will be accepted. (See Instruction 1).

DESCRIPTION OF OLD NOTES
Name(s) and Address(es) Of Registered Holder(s), Exactly as Name(s) Appear(s) on Old Notes or on a Security Position Listing (Please fill in, if blank)	1 Certificate Number(s)*	2 Aggregate Principal Amount Of Old Note(s)	3 Principal Amount Tendered**

Total

  *    Need not be completed if Old Notes are being tendered by book-entry transfer.

 **   Unless otherwise indicated in this column, a holder will be deemed to have tendered all of the Old Notes represented by the Old Notes indicated in column 2. (See Instruction 2).

If not already printed above, the name(s) and address(es) of the registered holder(s) should be printed exactly as they appear on the certificate(s) representing the Old Notes tendered hereby or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of those Old Notes.

Box 3: Special Registration and Delivery Instructions

PLEASE READ CAREFULLY INSTRUCTIONS 4, 5, 6 AND 7

SPECIAL REGISTRATION INSTRUCTIONS

To be completed ONLY if certificates for Old Notes in a principal amount not tendered or New Notes issued in exchange for Old Notes accepted for exchange are to be issued in the name of someone other than the undersigned, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated on the following page.

Issue Old Notes and/or New Notes certificate(s) to:

Name:
(PLEASE PRINT)

(PLEASE PRINT)

Address:

(INCLUDING ZIP CODE)

(TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

☐	Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below:

(DTC ACCOUNT NUMBER)

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if certificates for Old Notes in a principal amount not tendered or New Notes issued in exchange for Old Notes accepted for exchange are to be delivered to someone other than the undersigned.

Deliver Old Notes and/or New Notes certificate(s) to:

Name:
(PLEASE PRINT)

(PLEASE PRINT)

Address:

(INCLUDING ZIP CODE)

(TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned is a holder of 7.250% Senior Notes due 2016 (the “Old Notes”) issued and sold on December 12, 2012 in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by Alere Inc., a Delaware corporation (the “Issuer”), under the indenture dated August 11, 2009 (the “Base Indenture”), between the Issuer and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by a fifteenth supplemental indenture dated December 11, 2012, by and among the Issuer, the Guarantors named therein, as guarantors, and the Trustee, as trustee, as further supplemented by a sixteenth supplemental indenture dated April 3, 2013, by and among the Issuer, the Guarantors named therein, as guarantors, and the Trustee, as trustee and as may be further supplemented from time to time (the Base Indenture, as so supplemented, the “Indenture”).

The undersigned acknowledges receipt of the Prospectus dated July 8, 2013 (as amended and supplemented from time to time, the “Prospectus”) of the Issuer and this Letter of Transmittal and the instructions hereto (the “Letter of Transmittal”), which together constitute the Issuer’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of $450.0 million of its newly issued 7.250% Senior Notes due 2018 (the “New Notes”), which have been registered under the Securities Act, for like amounts of its Old Notes. The term “Expiration Date” shall mean August 8, 2013, unless the Issuer, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date to which the Exchange Offer is extended by the Issuer. The term “Expiration Time” shall mean 5:00 p.m., New York City time, on the Expiration Date. All other capitalized terms used but not defined herein shall have the same meanings given them in the Prospectus.

Subject to the terms and conditions set forth in the Prospectus and in accordance with this Letter of Transmittal, the undersigned hereby tenders to the Issuer the principal amount of Old Notes indicated in the tables in Box 2 above labeled “Description of Old Notes” under the column heading “Principal Amount Tendered” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Old Notes described in those tables). The undersigned acknowledges and agrees that Old Notes may not be tendered except in accordance with the procedures set forth in the Prospectus and this Letter of Transmittal.

Subject to and effective upon the acceptance for exchange of the Old Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Old Notes that are being tendered hereby and that are being accepted for exchange pursuant to the Exchange Offer. By executing this Letter of Transmittal, and subject to and effective upon acceptance for exchange of the Old Notes tendered therewith, the undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer and as Trustee and Registrar under the Indenture) with respect to the tendered Old Notes, with full powers of substitution and revocation (such powers of attorney being deemed an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for such Old Notes to the Issuer or transfer ownership of such Old Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, (ii) present such Old Notes for transfer on the books of the Issuer and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

If the undersigned is not the registered owner of the Old Notes listed in Box 2 above labeled “Description of Old Notes” under the column heading “Principal Amount Tendered” or such registered owner’s legal representative or attorney-in-fact, then in order to validly tender, the undersigned has obtained a properly completed bond power that authorizes the undersigned (or the undersigned’s legal representative or attorney-in-fact) to deliver a Letter of Transmittal in respect of such Old Notes on behalf of the registered owner thereof, and that bond power is being delivered with this Letter of Transmittal.

The undersigned acknowledges and agrees that a tender of Old Notes pursuant to any of the procedures described in the Prospectus and this Letter of Transmittal and an acceptance of such Old Notes by the Issuer will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

The undersigned understands and agrees that the Issuer reserves the right not to accept tendered Old Notes from any tendering holder if the Issuer determines, in its sole discretion, that conditions precedent, as set forth in the Prospectus under “The Exchange Offer—Conditions to the Exchange Offer,” have not been satisfied.

No authority conferred or agreed to be conferred by this Letter of Transmittal, or an Agent’s Message transmitted in lieu hereof, shall be affected by, and all such authority shall survive, the dissolution, death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned. This tender of Old Notes may be withdrawn at any time before the Expiration Time, as set forth in the Prospectus under “The Exchange Offer—Procedures for Tendering Old Notes—Withdrawal of Tenders.”

The undersigned hereby represents, warrants and agrees that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that when those Old Notes are accepted for exchange by the Issuer, the Issuer will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and those Old Notes will not be subject to any adverse claims. The undersigned also agrees that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, sale, assignment and transfer of tendered Old Notes or transfer of ownership of such Old Notes on the account books maintained by a book-entry transfer facility, and that the undersigned will comply with its obligations under the Registration Rights Agreement.

By tendering, each holder of the Old Notes who wishes to exchange Old Notes for New Notes in the Exchange Offer represents and acknowledges, for the holder and for each beneficial owner of such Old Notes on whose behalf the holder holds such Old Notes (a “Beneficial Owner”) (as if the holder were the Beneficial Owner), whether or not the holder is the Beneficial Owner, that:

(i) the holder is not an affiliate (as defined in Rule 405 under the Securities Act) of the Issuer or any subsidiary guarantor of the New Notes, or if such holder is an affiliate, it will comply with the registration and prospectus delivery requirements under the Securities Act to the extent applicable;

(ii) the holder is not participating, does not intend to participate and has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the New Notes in violation of the provisions of the Securities Act;

(iii) the holder will receive the New Notes in the ordinary course of its business;

(iv) if the holder is not a broker-dealer, it is not engaged in, and does not intend to engage in, a distribution of New Notes; and

(v) if the holder is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes acquired as a result of market-making or other trading activities (a “Participating Broker-Dealer”), it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the holder will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned has read and agrees to all of the terms of the Exchange Offer.

The Issuer has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus may be used by a Participating Broker-Dealer in connection with resales of New Notes received in exchange for Old Notes, where such Old Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making or other trading activities, for a period of up to 45 days from the date that the registration statement of which the Prospectus forms a part is declared effective by the Securities and Exchange Commission (the “Effective Date”) (subject to extension under certain limited circumstances described in the Prospectus). In that regard, each Participating Broker-Dealer, by tendering such Old Notes and executing this Letter of Transmittal or effecting delivery of an Agent’s Message in lieu thereof, agrees that, upon receipt of notice from the Issuer of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of New Notes pursuant to the Prospectus until the Issuer shall have amended or supplemented the Prospectus to correct such misstatement or omission and shall have furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or until the Issuer shall have given notice that the sale of the New Notes may be resumed, as the case may be.

A Participating Broker-Dealer who intends to use the Prospectus in connection with resales of New Notes received in exchange for Old Notes pursuant to the Exchange Offer must notify the Issuer, or cause the Issuer to be notified, before the Expiration Time, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under “The Exchange Offer—Exchange Agent.”

The undersigned also acknowledges that the Exchange Offer is being made in reliance upon interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, to the effect that the New Notes issued in exchange for Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by a holder thereof (other than any holder that is an “affiliate” of the Issuer or any subsidiary guarantor of the New Notes within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holder’s business and the holder has no arrangement with any person to participate in the distribution of the New Notes. However, the Issuer has not obtained a no-action letter specifically for this Exchange Offer, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If any holder is an affiliate of the Issuer or any subsidiary guarantor of the New Notes, is a broker-dealer tendering Old Notes acquired directly from the Issuer, or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, that holder (a) cannot rely on the applicable interpretations of the staff of the SEC and (b) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

The undersigned understands and acknowledges that the Issuer reserves the right in its sole discretion to purchase or make offers for any Old Notes that remain outstanding after the Expiration Date or, as set forth in the Prospectus under the caption “The Exchange Offer—Expiration Date and Time; Extensions; Termination; Amendments,” to terminate the Exchange Offer and, to the extent permitted by applicable law, to purchase Old Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

The undersigned understands that the Issuer may accept the undersigned’s tender by delivering oral (promptly confirmed in writing) or written notice of acceptance to the Exchange Agent, at which time the undersigned’s right to withdraw such tender will terminate. For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Old Notes (or defectively tendered Old Notes with respect to which the Issuer has waived the defect) when, as and if the Issuer has given oral (which shall be promptly confirmed in writing) or written notice thereof to the Exchange Agent.

Old Notes properly tendered and not withdrawn will be accepted as soon as practicable after the satisfaction or waiver of all conditions to the Exchange Offer. The undersigned understands that the Issuer will deliver the New Notes promptly after acceptance of the tendered Old Notes.

The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter of Transmittal, the Prospectus shall prevail.

If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (except as noted below with respect to tenders through DTC), at the Issuer’s cost and expense, to the undersigned at the address shown below or at a different address as may be indicated herein under “Special Delivery Instructions” promptly after the Expiration Date.

Unless otherwise indicated in Box 3 “Special Registration Instructions,” the undersigned hereby request(s) that any Old Notes representing principal amounts not tendered or accepted for exchange, and that the New Notes issued in exchange for the Old Notes accepted for exchange be issued in the name(s) of the undersigned (or, in either such event in the case of Old Notes tendered by DTC, by credit to the account of the undersigned at DTC).

Similarly, unless otherwise indicated in Box 3 “Special Delivery Instructions,” the undersigned hereby request(s) that any Old Notes representing principal amounts not tendered or accepted for exchange, and that the New Notes issued in exchange for the Old Notes accepted for exchange (and accompanying documents, as appropriate), be delivered to the undersigned at the address shown below the undersigned’s signature(s), unless, in either event, tender is being made through DTC. If both the “Special Registration Instructions” and the “Special Delivery Instructions” are completed, the undersigned hereby request(s) that any Old Notes representing principal amounts not tendered or accepted for exchange and that any New Notes issued in exchange for the Old Notes accepted for exchange be issued in the name(s) of, and delivered to, the person(s) so indicated. The undersigned understands that the Issuer has no obligation pursuant to the “Special Registration Instructions” or the “Special Delivery Instructions” to transfer any Old Notes from the name of the registered holder(s) thereof or to issue any New Notes in the name(s) of anyone other than the name(s) of the registered holder(s) of the Old Notes in respect of which those New Notes are issued if the Issuer does not accept for exchange any of the principal amount of such Old Notes so tendered. The undersigned understands that the undersigned must comply with all of the terms and conditions of the Indenture as amended or supplemented from time to time in accordance with its terms to transfer Old Notes either not tendered for exchange or not accepted for exchange from the name of the registered holder(s) thereof.

The undersigned understands that the delivery and surrender of the Old Notes is not effective, and the risk of loss of the Old Notes does not pass to the Issuer, until receipt by the Exchange Agent of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed (or, in the case of a book-entry transfer, an Agent’s Message, if applicable, in lieu of this Letter of Transmittal), together with all accompanying evidences of authority and any other required documents in a form satisfactory to the Issuer. All questions as to the validity, form, eligibility (including time of receipt), acceptance, withdrawal and revocation of Old Notes tendered for exchange will be determined by the Issuer in its sole discretion, which determination will be final and binding on all parties. The undersigned has completed the appropriate boxes and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF, OR AN AGENT’S MESSAGE IN LIEU HEREOF, (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT BEFORE THE EXPIRATION TIME.

ALSO COMPLETE THE SUBSTITUTE FORM W-9 CONTAINED HEREIN OR APPLICABLE IRS FORM W-8. (SEE INSTRUCTION 8).

Box 4

PLEASE SIGN HERE

(To be completed by all tendering

holders of Old Notes regardless of whether Old Notes are

being physically delivered herewith)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Old Notes listed in Box 2 above labeled “Description of Old Notes” under the column heading “Principal Amount Tendered” (or if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Old Notes described in that box).

This Letter of Transmittal must be signed by the registered holder(s) exactly as its or their name(s) appear(s) on the Old Notes or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing that lists such participant as the owner of Old Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person’s authority so to act. (See Instruction 4).

X
DATE

X
	SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY	DATE

Name(s):	Address:

(PLEASE PRINT)	(INCLUDING ZIP CODE)

Capacity:	Area Code and
Telephone Number:

Taxpayer Identification or Social Security No.:

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

SIGNATURE GUARANTEE (SEE INSTRUCTION 1)

Certain Signatures Must be Guaranteed by an Eligible Institution

Name of Eligible Institution Guaranteeing Signatures

Address (Including Zip Code) and Telephone Number (Including Area Code) of Firm

Authorized Signature

Printed Name

Title

Date:

(Place Seal Here)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Guarantee of Signatures. Signatures on this Letter of Transmittal need not be guaranteed if (i) this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith and such holder(s) have completed neither Box 3 “Special Registration Instructions” nor “Special Delivery Instructions” or (ii) such Old Notes are tendered for the account of an Eligible Institution. (See Instruction 6). Otherwise, all signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agent’s Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP) or any other “eligible guarantor institution,” as that term is defined in Rule 17Ad-15 under the Exchange Act (each, an “Eligible Institution”). All signatures on bond powers and endorsements on certificates must also be guaranteed by an Eligible Institution. If the Old Notes are registered in the name of a person other than the signer of this Letter of Transmittal, if Old Notes not accepted for exchange or not tendered are to be returned to a person other than the registered holder or if New Notes are to be issued to someone other than the signatory of this Letter of Transmittal, then the signatures on this Letter of Transmittal accompanying the tendered Old Notes must be guaranteed by an Eligible Institution.

2. Delivery of this Letter of Transmittal and Old Notes. This Letter of Transmittal is to be used if (i) certificates for Old Notes are to be physically delivered to the Exchange Agent herewith by holders, (ii) tender of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at DTC through DTC’s Automatic Tender Offer Program (“ATOP”) or (iii) tender of Old Notes is to be made according to guaranteed delivery procedures, all as set forth in the Prospectus. For holders whose Old Notes are being delivered by book-entry transfer, delivery of an Agent’s Message (as defined below) by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the participant(s) identified in the Agent’s Message.

Certificates for all physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent of Old Notes tendered by book-entry transfer, as well as, in each case (including cases where tender is effected by book-entry transfer), a properly completed and duly executed copy of this Letter of Transmittal or a facsimile hereof or an Agent’s Message in lieu hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein before the Expiration Time.

This Letter of Transmittal and Old Notes should be sent only to the Exchange Agent and not to the Issuer or DTC.

To validly tender Old Notes pursuant to the Exchange Offer, either (i) the Exchange Agent must receive a properly completed and duly executed copy of this Letter of Transmittal or a facsimile hereof with any required signature guarantees, together with either a properly completed and duly executed Notice of Guaranteed Delivery or certificates for the Old Notes or a Book-Entry Confirmation, or an Agent’s Message, as the case may be, and any other documents required by this Letter of Transmittal, or (ii) a holder of Old Notes must comply with the guaranteed delivery procedures described below.

The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder. Except as otherwise provided herein and in the Prospectus, delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, we recommend that the holder use registered mail with return receipt requested, properly insured, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent before the Expiration Time.

The Exchange Agent will make a request to establish an account with respect to the Old Notes at DTC for purposes of the Exchange Offer promptly after the date of the Prospectus, and any financial institution that is a participant in DTC may make book-entry delivery of Old Notes by causing DTC to transfer such Old Notes into the Exchange Agent’s account at DTC in accordance with DTC’s procedures for transfer. However, although delivery of Old Notes may be effected through book-entry transfer at DTC, this Letter of Transmittal, with any required signature guarantees, or an Agent’s Message in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of this Letter of Transmittal before the Expiration Time or the guaranteed delivery procedures described below must be complied with.

A holder may tender Old Notes that are held through DTC by transmitting its acceptance through DTC’s ATOP, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent’s Message to the Exchange Agent for its acceptance. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant to the effect that, with respect to the Old Notes, the participant has received and agreed to be bound by the terms of this Letter of Transmittal and that the Issuer may enforce such agreement against such participant.

Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent before the Expiration Time or comply with book-entry transfer procedures on a timely basis may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer—Procedures for Tendering Old Notes—Guaranteed Delivery.” Pursuant to those procedures: (i) such tender must be made by or through an Eligible Institution, (ii) before the Expiration Time, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, overnight courier, mail or hand delivery), and (iii) a properly completed and executed Letter of Transmittal or a facsimile hereof or an Agent’s Message in lieu hereof, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent’s account at DTC) must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any holder who wishes to tender his Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery before the Expiration Time. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

All questions as to the validity, form, eligibility (including time of receipt), acceptance, withdrawal and revocation of Old Notes tendered for exchange will be determined by the Issuer in its sole discretion, which determination will be final and binding on all parties. All tendering holders, by execution of this Letter of Transmittal or a facsimile hereof or an Agent’s Message in lieu hereof, shall waive any right to receive notice of the acceptance of the Old Notes for exchange. The Issuer reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Issuer’s acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any irregularities in the tender or conditions of the Exchange Offer as to particular Old Notes. The Issuer’s interpretation of the terms and conditions of the Exchange Offer (including these instructions) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within the time determined by the Issuer. No alternative, conditional or contingent tenders will be accepted. Neither the Issuer, the Exchange Agent, nor any other person shall be under any duty to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give such notice. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured to the Issuer’s satisfaction or waived. Any Old Notes received by the Exchange Agent that are not properly tendered or as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal promptly after the Expiration Date. The Exchange Agent has no fiduciary duties to the holders with respect to the Exchange Offer and is acting solely on the basis of directions of the Issuer.

3. Inadequate Space. If the space provided is inadequate, the certificate numbers and/or the number of Old Notes should be listed on a separate signed schedule attached hereto.

4. Tender by Holder. Only a holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not the registered holder and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such beneficial owner’s behalf or must, before completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner’s name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such Old Notes.

5. Partial Tenders; Withdrawals. Tenders of Old Notes will be accepted only in minimum denominations of $2,000 of principal amount and integral multiples of $1,000 in excess thereof. If less than the entire principal amount of any Old Note is tendered, the tendering holder should fill in the principal amount tendered in the table in Box 2 above labeled “Description of Old Notes” under the column heading “Principal Amount Tendered.” The entire principal amount of any Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then a certificate representing Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Old Notes accepted for exchange will be sent to the holder at his or her registered address, unless a different address is provided in Box 3 “Special Delivery Instructions” above on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Notes are accepted for exchange.

If not yet accepted, tenders of Old Notes may be withdrawn, as provided below, at any time before the Expiration Time. For the withdrawal of a tender to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address or facsimile number set forth herein before the Expiration Time. Any such notice of withdrawal must (i) specify the name of the person who tendered the Old Notes to be withdrawn (the “Depositor”), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes, or, in the case of Old Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (iii) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees, endorsements and/or powers) or be accompanied by documents of transfer sufficient to have the Registrar with respect to the Old Notes register the transfer of such Old Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawals will be determined by the Issuer in its sole discretion, which determination shall be final and binding on all parties. Any Old Notes properly withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes which have been tendered but which are withdrawn will be returned to the holder without cost to such holder promptly after withdrawal. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the Prospectus under “The Exchange Offer—Procedures for Tendering Old Notes” at any time before the Expiration Time.

Neither the Issuer, the Exchange Agent nor any other person will be under any duty to give notice of any defects or irregularities in any notice of withdrawal nor shall any of them incur any liability for failure to give such notice. Withdrawals will not be deemed to have been made until such defects or irregularities have been cured to the Issuer’s satisfaction or waived.

6. Signatures on the Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal or a facsimile hereof is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Note without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Old Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

If any of the Old Notes tendered hereby are registered in the name of two or more holders, all registered holders must sign this Letter of Transmittal.

If any of the Old Notes tendered hereby are registered in different names on several Old Notes, it will be necessary to complete, sign and submit as many separate Letter of Transmittals as there are different registrations of Old Notes.

If this Letter of Transmittal or a facsimile hereof is signed by the registered holder or holders of Old Notes tendered and the certificate(s) for New Notes issued in exchange therefor is (are) to be issued (or any untendered principal amount of Old Notes to be reissued) to the registered holder, then such holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

If this Letter of Transmittal or a facsimile hereof is signed by a person other than the registered holder or holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers in each case signed as the name(s) of the registered holder or holders appear(s) on the Old Notes.

If this Letter of Transmittal or a facsimile hereof or any Old Notes or instrument of transfer or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent or officer of a corporation or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted with this Letter of Transmittal.

Endorsements on Old Notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

7. Special Registration and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

8. Backup Withholding; Substitute Form W-9 or Applicable IRS Form W-8. Under U.S. federal income tax laws, holders tendering Old Notes in exchange for New Notes pursuant to the Exchange Offer may be subject to backup withholding (at a 28% rate at the date of the Prospectus) on payments that may be made by the Issuer on account of the New Notes issued pursuant to the Exchange Offer. In order to avoid backup withholding, each holder of tendered Old Notes that is a U.S. person must provide the Exchange Agent with such holder’s correct taxpayer identification number (“TIN”) and certify that the holder is not subject to backup withholding by properly completing the Substitute Form W-9 set forth below. In certain circumstances, a person acting on behalf of a holder that is a U.S. person may be required to file an Internal Revenue Service (“IRS”) Form W-8IMY or other applicable IRS form and all required attachments to establish that a payment to the holder is not subject to backup withholding.

If the holder does not have a TIN, such holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for information on applying for a TIN and should apply for a TIN before submitting the Substitute Form W-9. If the Old Notes are held in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for information on which TIN to report.

If the Exchange Agent is not provided with correct information on the Substitute Form W-9, the holder may be subject to penalties imposed by the IRS, and the holder may be subject to backup withholding on all reportable payments made on account of the New Notes after the exchange.

Exempt holders are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder that is a U.S. person should check the “Exempt Payee” box on the Substitute Form W-9. See the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. In order for holders who are not U.S. persons to qualify as exempt, such holders must submit an appropriate and properly completed IRS Form W-8, signed under penalties of perjury, attesting to such exempt status. The appropriate IRS Form W-8 may be obtained from the Exchange Agent or the IRS at its Internet website, www.irs.gov.

Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding will be reduced by the amount withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely filed with the IRS.

For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

9. Transfer Taxes. Each registered holder of Old Notes will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If certificates representing New Notes or Old Notes not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, the amount of any such transfer tax (whether imposed on the holder or any other persons) will be payable by the holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such holder.

10. Waiver of Conditions. The Issuer reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

11. Mutilated, Lost, Stolen or Destroyed Old Notes. Any tendering holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address and number indicated herein for further instructions which may involve a holder providing an indemnity.

12. Requests for Assistance or Additional Copies. Requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address and number specified in the Prospectus. A holder may also contact such holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help you determine the number to give the payer.

For this type of account:		Give the SSN of -	For this type of account:	Give the EIN of -
1.	Individual	The individual	7. Disregarded entity not owned by an individual	The owner(5)

2.	Two or more individuals (joint account)	The actual owner of the account, or, if combined funds, the first individual on the account(1)	8. A valid trust, estate, or pension trust	The legal entity(4)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	10. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	11. Partnership or multi-member LLC	The partnership

5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)(5)	12. A broker or registered nominee	The broker or nominee

6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor(6)	13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

			14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9—(Continued)

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
(4)	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
(5)	Caution: A disregarded domestic entity that has a non-U.S. owner must use the appropriate Form W-8. A disregarded foreign entity that has a U.S. owner must use the Substitute Form W-9.
(6)	Note: Grantor also must provide a Form W-9 to trustee of trust.

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

Obtaining a Taxpayer Identification Number

If you do not have a Taxpayer Identification Number, you should apply for one immediately. To apply for a SSN, obtain Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or on-line at www.ssa.gov. You may also obtain this form by calling 1-800-772-1213. Use Form W-7, Application for an IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can obtain Forms W-7 and SS-4 from the IRS by visiting the IRS website at www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

Payees Exempt from Backup Withholding

If you are an exempt payee, enter the appropriate name and check the appropriate box for your status, then check the “Exempt payee” box in Part 4, sign and date the form.

Payees specifically exempted from backup withholding on ALL payments include the following:

•

An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or an individual retirement account, or a custodial account under Section 403(b)(7) of the Code, if the account satisfies the requirements of Section 401(f)(2) of the Code.

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions, agencies, or instrumentalities.

•	A foreign government or any of its political subdivisions, agencies, or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A real estate investment trust.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A common trust fund operated by a bank under Section 584(a) of the Code.

•	A financial institution.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under Section 664 of the Code or described in Section 4947 of the Code.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441 of the Code.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an employee stock option plan.

Exempt payees should file the Substitute Form W-9 to avoid possible erroneous backup withholding. IF YOU ARE AN EXEMPT PAYEE, ENTER YOUR NAME AND ADDRESS AND CHECK THE APPROPRIATE BOX FOR YOUR FEDERAL TAX CLASSIFICATION, THEN CHECK THE BOX IN PART 4 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYER THE APPROPRIATE IRS FORM W-8.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N of the Code and the regulations promulgated thereunder.

Privacy Act Notice. — Section 6109 of the Code requires you to provide your correct TIN to persons (including federal agencies) who must file information returns with the IRS to report interest, dividends, and certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information may also be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under Section 3406 of the Code, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. — If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. —Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of TINs. — If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

TO BE COMPLETED BY ALL TENDERING HOLDERS (See Instruction 8)

Payer’s Name: The Bank of New York Mellon Trust Company, N.A.

SUBSTITUTE IRS Form W-9	Part 1—ENTER YOUR TIN ON THE APPROPRIATE LINE IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. The TIN provided must match the name given on the “Name” line below to avoid backup withholding. For further instructions, see “Guidelines for Certification of Taxpayer Identification Number on Substitute IRS Form W-9.”	_________________________ Social Security Number OR _________________________ Employer Identification Number
Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification

Part 2—

Certification—Under penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. citizen or other U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) of the above certification if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The IRS does not require your consent to any provision of this Substitute IRS Form W-9 other than the certifications required to avoid backup withholding.

Signature:

Date:

Name (as shown on your income tax return):

________________________________________________________

Business name / Disregarded entity name, if different from above:

________________________________________________________

Address (number, street, and apt. or suite no.):

________________________________________________________

City, State, and Zip Code:

Please check appropriate category for federal tax classification:

☐ Individual/Sole Proprietor         ☐ C Corporation

☐ S Corporation     ☐ Partnership         ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership): ______________

☐ Other: ____________________________

Part 3—

Awaiting TIN:   ☐

(If you check the box in Part 3, also complete the “Certificate of Awaiting Taxpayer Identification Number” below.)

Part 4—For payees exempt from backup withholding, see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute IRS Form W-9.”

Exempt Payee:   ☐

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE IRS FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO THE NEW NOTES. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN PENALTIES IMPOSED BY THE IRS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE IRS FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature:                                                                           Date: